FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                      FIRST TRUST EXCHANGE-TRADED FUND VII
                   FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                      FIRST TRUST VARIABLE INSURANCE TRUST


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints W. SCOTT JARDINE, JAMES M. DYKAS, KRISTI A. MAHER and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 31st day of December, 2015.

                                               /s/ James A. Bowen
                                               ---------------------------------
                                                   James A. Bowen



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF DUPAGE                )

      On this 31st day of December, 2015, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

_________________________                      /s/ Sandra Kim Streit
                                               ---------------------------------
Notary Public, State of Illinois               Notary Public

My Commission Expires: 5/28/2017

                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                      FIRST TRUST EXCHANGE-TRADED FUND VII
                   FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                      FIRST TRUST VARIABLE INSURANCE TRUST

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE, JAMES M. DYKAS, KRISTI A. MAHER and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 31st day of December, 2015.

                                               /s/  Richard E. Erickson
                                               ---------------------------------
                                                    Richard E. Erickson



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF DUPAGE                )

      On this 31st day of December, 2015, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

_________________________                      /s/ Sandra Kim Streit
                                               ---------------------------------
Notary Public, State of Illinois               Notary Public

My Commission Expires: 5/28/2017

                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                      FIRST TRUST EXCHANGE-TRADED FUND VII
                   FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                      FIRST TRUST VARIABLE INSURANCE TRUST

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE, JAMES M. DYKAS, KRISTI A. MAHER and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 31st day of December, 2015.

                                               /s/ Thomas R. Kadlec
                                               ---------------------------------
                                                   Thomas R. Kadlec



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF DUPAGE                )

      On this 31st day of December, 2015, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

_________________________                      /s/ Sandra Kim Streit
                                               ---------------------------------
Notary Public, State of Illinois               Notary Public

My Commission Expires: 5/28/2017

                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                      FIRST TRUST EXCHANGE-TRADED FUND VII
                   FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                      FIRST TRUST VARIABLE INSURANCE TRUST

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE, JAMES M. DYKAS, KRISTI A. MAHER and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 31st day of December, 2015.

                                               /s/  Robert F. Keith
                                               ---------------------------------
                                                    Robert F. Keith



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF DUPAGE                )

      On this 31st day of December, 2015, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

_________________________                      /s/ Sandra Kim Streit
                                               ---------------------------------
Notary Public, State of Illinois               Notary Public

My Commission Expires: 5/28/2017

                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                      FIRST TRUST EXCHANGE-TRADED FUND VII
                   FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                      FIRST TRUST VARIABLE INSURANCE TRUST

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE, JAMES M. DYKAS, KRISTI A. MAHER and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 31st day of December, 2015.

                                               /s/ Niel B. Nielson
                                               ---------------------------------
                                                   Niel B. Nielson



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF DUPAGE                )

      On this 31st day of December, 2015, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

_________________________                      /s/ Sandra Kim Streit
                                               ---------------------------------
Notary Public, State of Illinois               Notary Public

My Commission Expires: 5/28/2017